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                                                                    EXHIBIT 10.3


            CONDITIONAL ASSIGNMENT AND TRADEMARK SECURITY AGREEMENT

         THIS CONDITIONAL ASSIGNMENT AND TRADEMARK SECURITY AGREEMENT (the "Agreement") is made as of the 2nd day of August, 1996, between INTEGRITY INCORPORATED, a Delaware corporation (the "Assignor"), and CREDITANSTALT CORPORATE FINANCE, INC., as lender to the hereafter defined Loan Agreement (the "Assignee").

         WHEREAS, Assignor owns the trademarks, trademark applications, service marks and service mark applications listed on Schedule A annexed hereto;

         WHEREAS, Assignor has agreed to grant to Assignee a first priority security interest in substantially all of its assets to secure the payment of all amounts owing under the Loan and Security Agreement dated as of even date herewith (as amended, supplemented or modified from time to time, the "Loan Agreement") between Assignor as Borrower and Assignee;

         WHEREAS, capitalized terms used and not otherwise defined herein have the meanings set forth in the Loan Agreement; and

         WHEREAS, to secure its Obligations under the Loan Agreement and the Notes referred to in the Loan Agreement and the other Loan Documents, Assignor has agreed to (i) grant to Assignee a security interest in and to the "Trademarks" (as defined below) and (ii) execute and deliver this Agreement in order to secure the payment and performance by Assignor of the Obligations.

         NOW, THEREFORE, in consideration of the premises, the Assignor hereby agrees with the Assignee as follows:

         1.      Grant of Security Interest.

         To secure the complete and timely payment and performance of all Secured Obligations, the Assignor hereby grants, assigns and conveys to the Assignee a security interest in the entire right, title and interest in and to the United States trademarks and their respective registrations and applications for registration listed in Schedule A attached hereto and by reference made a part hereof, together with the goodwill of the business symbolized by the trademarks, all licenses relating thereto, and all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), and the right to sue for past, present and future infringements (all of which trademarks, trademark registrations, applications for registration, goodwill, licenses, proceeds, and other rights are collectively called the "Trademarks").

         2.      Representations and Warranties.

         The Assignor covenants and warrants that:





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         (a)     The Trademarks are subsisting and have not been adjudged
invalid or unenforceable, in whole or in part, in the United States of America (the "U.S.") or the respective states thereof;

         (b) Each of the Trademarks is valid and enforceable in the U.S. and the respective states thereof and all claims by others to rights in the Trademarks which the Assignor is aware are noted on Schedule B, attached hereto and by reference made a part hereof;

         (c) Except as noted on Schedule B, the Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Trademarks, free and clear of any liens, charges and encumbrances, including, without limitation, licenses, and covenants by the Assignor not to sue third persons;

         (d) The Assignor has made all necessary filings and recordations to protect and maintain its interest in the Trademarks, including, without limitation, all necessary filings and recordations in the U.S. Patent and Trademark Office; and

         (e) The Assignor has the unqualified right to enter into this Agreement and to perform its terms.

         (f) Until all of the Obligations shall have been satisfied in full, Assignor will not enter into any agreement which is inconsistent with the Assignor's obligations under this Agreement, without the Assignee's prior written consent.

         3.      Conditional Grant of Additional Trademarks.

         If, before the Obligations shall have been satisfied in full, the Assignor shall have, or obtain ownership of any trademark, including any registration or application therefor, the provisions of Paragraph 1 shall automatically apply thereto, and also to any composite marks, or other marks of Assignor which are confusingly similar to such mark, and the Assignor shall give to the Assignee prompt written notice thereof. This Paragraph 3 shall not apply to trademarks which are owned by others and licensed to Assignor. The Assignor shall perform all acts and execute all documents reasonably requested by the Assignee at any time and from time to time to evidence, perfect, maintain, record and enforce the Assignee's security interest in the Trademarks, including, without limitation, any trademarks falling under this Paragraph.

         4.      Modification of Agreement.

       The Assignor authorizes the Assignee to modify this Agreement by amending Schedule A to include any additional trademarks, registrations and applications for registration thereof which are Trademarks under Paragraph 1 or Paragraph 3




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hereof, and to have this Agreement, as amended, or any other document evidencing the security interest granted therein, recorded in the United States Patent and Trademark Office at the expense of the Assignor.

         5.      Covenants of Assignor.

         (a) The Assignor covenants as follows: (i) that it will maintain the high standard of quality which has become associated with the Trademarks;
(ii) that the Assignee from time to time and upon request shall have the right to inspect samples of goods which use any of the Trademarks and the premises at which such goods are produced; and (iii) if a Default has occured, that the Assignee shall have the right to prevent use of the Trademarks on goods which are not of high quality, all so as to preserve the goodwill symbolized by the Trademarks.

         (b) The Assignor further agrees that: (i) unless the Assignor shall have previously determined that use of one or more of the Trademarks is no longer desirable in the conduct of the business of the Assignor and that the loss thereof will not have a Material Adverse Effect (in which event the Assignor shall notify the Assignee in writing of such determination prior to abandoning any such Trademark), it will not abandon or permit the expiration of any registrations of the Trademarks; (ii) the Assignor shall give the Assignee written notice, and a complete copy, of any sublicense of the Trademarks; and
(iii) all uses of the Trademarks by it or its permitted sublicensees will include such notices of registration as are required or authorized from time to time under applicable law.

         (c) With respect to each Trademark, Assignor agrees to take all reasonably necessary steps, including, without limitation, in the U.S. Patent and Trademark Office or in any court, to (i) maintain each such Trademark, and
(ii) pursue each such application for trademark registration, now or hereafter included in the Trademarks under this Agreement, including, without reservation, the filing of responses to office actions issued by the Patent and Trademark Office, the filing of applications for renewal, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, and the participation in opposition, cancellation and infringement and misappropriation proceedings, unless the Assignor shall have previously determined that such use or the pursuit or maintenance thereof is no longer desirable in the conduct of the business of the Assignor and that the loss thereof will not have a Material Adverse Effect (in which event the Assignor shall notify the Assignee in writing of such determination prior to any such action). The Assignor agrees to take corresponding steps with respect to each new or acquired trademark, trademark registration, or application therefor covered by Paragraph 3 hereof, unless the Assignor shall have previously determined that such use or the pursuit or maintenance thereof is no longer desirable in the conduct of the business of the Assignor and that the loss thereof will not have a Material


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Adverse Effect (in which event the Assignor shall notify the Assignee in writing of such determination prior to any such action). Any expenses incurred in connection with such activities shall be borne by the Assignor.

         6.      Remedies Upon Default; Power of Attorney

         (a) If any Event of Default under the Loan Agreement shall have occurred, all right, title and interest in and to the Trademarks shall be automatically granted, assigned, conveyed and delivered to Assignee or its designee, and Assignor hereby irrevocably constitutes and appoints Assignee and any officer, agent or employee thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Assignor and in the name of Assignor or Assignee's own name or the name of Assignee's designee, all acts of said attorney being hereby ratified and confirmed, except to the extent any of the same constitute gross negligence or wilful misconduct, such power being coupled with an interest is irrevocable, upon the occurrence of an Event of Default: (i) to complete, date, execute and file, or cause to be filed, the Assignment attached hereto as Exhibit A and incorporated hereby by reference (the "Assignment") in the United States Patent and Trademark Office and in all other applicable offices, and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purpose of the Assignment; (ii) to collect proceeds from the Trademarks (including, by way of example, license royalties and proceeds of infringement suits); (iii) to convey in any transaction authorized by the Loan Agreement, any goods covered by the registrations listed on Schedule A to any purchaser thereof; (iv) to make payment or to discharge taxes or liens levied or placed upon or threatened against any goods covered by the registrations listed on Schedule A, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Assignee in its sole discretion, and such payments made by Assignee to become the obligations of Assignor to Assignee, due and payable immediately without demand. Assignee's authority hereunder shall include, without limitation, the authority to endorse and negotiate any checks or instruments constituting proceeds of any Trademarks in the name of Grantor, execute and give receipt for any certificate of ownership or any document (constituting Trademarks), sign Assignor's name on all financing statements or any other documents necessary or appropriate by Assignee to preserve, protect or perfect the security interest in any Trademarks (to the extent permitted by Applicable Law) and to file the same, prepare, file and sign Assignor's name on any notice of Lien, and prepare, file and sign Assignor's name on a proof of claim in bankruptcy or similar document against any customer of Assignor with respect to any claim of Assignor comprising part of any Trademarks, and to take any other actions arising from or incident to the powers granted to Assignee in the Loan Agreement.





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

         (b) Assignor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this power of attorney. This power of attorney is a power coupled with an interest and shall be irrevocable.


         (c) In addition to the foregoing, upon the occurrence of an Event of Default, Assignee shall have all rights and remedies of a secured party under the UCC and as provided under the Loan Agreement and as otherwise available under law and equity.

         7.      Termination of Agreement.

         At such time as the Assignor shall completely satisfy all of the Obligations, the Assignee shall execute and deliver to the Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in the Assignor unencumbered title to the Trademarks and the goodwill of the business symbolized by the Trademarks, subject to any disposition thereof which may have been made by the Assignee pursuant hereto.

         8.      Limitation of Liability and Indemnification.

         The Assignor hereby releases the Assignee from, and agrees to hold the Assignee free and harmless from and against, any claims arising out of any action taken or omitted to be taken with respect to the Trademarks (except to the extent of the Assignee's gross negligence or willful misconduct), and the Assignor agrees to indemnify the Assignee from and against, any and all claims, demands, suits, losses, damages or other expenses (including attorneys' fees actually incurred) arising from or in any way related to the Trademarks, and any trademark infringement claim.

         9.      Waiver and Amendment.

         (a) No course of dealing between the Assignor and the Assignee nor any failure to exercise, nor any delay in exercising, on the part of the Assignee, any right, power or privilege hereunder or thereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         (b) This Agreement is subject to modification only by a writing signed by the parties.

         10.      Cumulative Rights.

         All of the Assignee's rights and remedies with respect to the Trademarks, whether established hereby or under the Loan Agreement, or by any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

         11.      Severability.





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

         The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         12.      Survival.

         The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

         13.      Counterparts.

         This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         14.      Choice of Law.

         The validity, construction and enforcement of this Agreement, and the determination of the rights and duties of the parties shall be governed by the laws of the State of New York regardless of any choice of law or other provision that would result in the application of the laws of any other jurisdiction.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement under seal as of the day and year first above written.

                               INTEGRITY INCORPORATED


                               By: /s/ P.Michael Coleman
                                  ---------------------------------------
                                  Title: Chairman, Chief Executive Officer
                                        ---------------------------------
                                            and President

Attest:


By:  /s/ Alison S. Richardson
    -----------------------------------------
    Title:   Secretary
           ----------------------------------


                               CREDITANSTALT CORPORATE FINANCE, INC.

                               By:  /s/ Robert M. Biringer
                                   --------------------------------------





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                                   Title:  Senior Vice President
                                          ---------------------------------


                            By:     /s/ Scott Kray
                                   ----------------------------------------
                                   Title:  Senior Associate
                                          ---------------------------------


                                   SCHEDULE A

                          U.S. TRADEMARK REGISTRATIONS


                TRADEMARK                    REGISTRATION          REGISTRATION            INTERNATIONAL
                                            OR APPLICATION             DATE                    CLASS
                                                NUMBER
  Christian Grown Ministries & Design     1,044,704             7/27/76               9,16

  Public Praise                           1,785,364             8/3/93                9,16

  Interludes                                656,604             12/31/57; renewed     41
                                                                12/31/77
  Glorious Gospel Highway                 1,628,678             12/18/90              41

  Integrity Music's Scripture Memory      1,867,373             12/13/94              9,16
  Songs

  Contemporary Music Teaching God's       1,869,040             12/20/94              9
  Word

  Contemporary Music Teaching God's       1,869,053             12/20/94              16
  Word

  Songs That Teach, Song That Praise      1,752,270             2/16/93               9

  Interludes (Secular)                    1,845,510             7/19/94               9

  Integrity Communications                1,786,104             8/3/93                9

  Integrity Music                         1,743,670             12/29/92              41

  Reflections                             1,758,083             3/16/93               9

  Praise Team                             1,818,299             1/25/94               9,16

  Just For Kids & Design                  1,844,347             7/12/94               16

  Interludes                              1,790,163             8/31/93               9

  Hosanna! Music                          1,661,665             10/22/91              16

  Hosanna! Music and Design               1,656,090             9/10/91               9

  Integrity Music                         1,742,795             12/29/92              9,16,42

  Renewal Music                           1,834,363             5/3/94                9

  New Songs For Worshipping Churches      1,591,492             4/10/90               9,16

  Integrity Music & Design                1,558,871             10/30/89              9,16

  Integrity Music (Music Notes Design)    1,589,780             4/3/90                9/16

  Alleluia Music                          1,637,424             3/12/91               9

  IM (Two Stylized Music Notes In A       1,611,930             9/4/90                9,16
  Box)

  Worship America                         1,614,347             9/18/90               41

  Quest Tape of the Month                 1,554,446             9/5/89                9,16

  Brings You Into The Presence of God     1,506,657             9/27/88               42

  Alleluia!                               1,473,143             1/19/88               16

  Integrity Publications                  1,169,015             9/15/81               9,16





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


                TRADEMARK                    REGISTRATION          REGISTRATION            INTERNATIONAL
                                            OR APPLICATION             DATE                    CLASS
                                                NUMBER
  Hosanna! Music                          1,544,200             6/20/89               9,16

  Integrity Communications                1,224,604             1/18/83               41

  Just For Kids and Design                1,891,969             5/2/95                9

  Praise! Walk                            1,890,943             4/25/95               9

  Glorious Music                          1,896,061             5/30/95               9

  Glorious Music & Design                 1,921,678             9/26/95               9

  New Songs For Worshipping Churches      1,900,466             6,20.95               9,16

  Praise Worship (stylized)               1,564,211             11/07/89              9,16

  Integrity Music & Design                1,558,871             10/3/89               9, 16

  Praisewalk                              1,973,106             5/7/96                9, 16

  Integrity Incorporated and Design       74/671663             Filed 5/9/95          9,16,25,42

  Integrity Incorporated and Design       74/671662             Filed 5/9/95          16,38,41

  Interludes                              74/688833             Filed 6/15/95         9

  Hosanna! Music                          74/688496             Filed 6/15/95         9

  Integrity Music                         74/688494             Filed 6/15/95         9

  Alleluia Worship Bank                   74/692948             Filed 6/19/95         9

  Songtrax                                74/548093             Filed 7/12/94         9

  Voices of Praise                        74/623938             Filed 1/20/95         9

  Voices of Praise                        74/581341             Filed 10/03/94        16

  Alleluia Music & Design                 74/599536             Filed 11/16/94        9, 16

  Great Songs of Praise                   74/620739             Filed 1/13/95         9

  Just For Kids & Design                  74/688830             Filed 6/15/95         9

  Glorious Music                          74/536626             Filed 6/13/94         16

  Integrity Music & Design                74/623357             Filed 1/19/95         9,16

  Integrity Direct                        74/697008             Filed 7/3/95          35,42





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                                   SCHEDULE B

                       LIENS AND CLAIMS OF THIRD PARTIES



         NONE





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                                   EXHIBIT A


                     ASSIGNMENT OF TRADEMARKS AND GOODWILL

         THIS ASSIGNMENT dated the ___ day of ____________, _____, from INTEGRITY INCORPORATED, a Delaware corporation (the "Assignor"), to CREDITANSTALT CORPORATE FINANCE, INC., (the "Assignee"), recites and provides:

         WHEREAS, Assignor is the owner of certain U. S. trademarks and service marks and the registrations and applications to register therefor listed in Schedule A hereto ("Trademarks"); and

         WHEREAS, Assignee desires to obtain all of the Assignor's right, title and interest in all such Trademarks.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Assignor hereby grants, assigns and conveys to Assignee, its successors and assigns, the entire right, title and interest of Assignor in and to the Trademarks, including without limitation all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), and the right to sue for past, present and future infringements, together with the goodwill of the business symbolized by the Trademarks. Assignor acknowledges that it has granted Assignee the right to secure the assets of the Assignor associated with the business symbolized by the Trademarks, under separate agreement.

         Assignor further agrees to execute such further instruments and documents and perform such further acts as Assignee may deem necessary to secure to Assignee the rights herein conveyed.



                                           INTEGRITY INCORPORATED

                                           By:
                                              ---------------------------------
                                              Name:
                                              Title:


                                           Attest:
                                                  -----------------------------
                                            Name:
                                            Title: